UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT RE0PORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 23, 2012

NEW ENERGY SYSTEMS GROUP
(Exact Name of Registrant as Specified in Charter)

Nevada	001-34847	91-2132336
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

116 West 23rd St., 5th FL New York, NY 10011
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:  917-573-0302

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry into a Material Definitive Agreement.

On February 20, 2012, Shenzhen Anytone Technology Co., Ltd. (“Anytone”), a subsidiary of New Energy Systems Group (the “Company”), entered into a Product Development Agreement (“Agreement” ) with New Trent Inc (“New Trent”), a US based company that markets smart and tablet phone power banks worldwide. Under the Agreement, New Trent (i) authorizes Anytone as a certified manufacturer of New Trent’s power bank products, (ii) authorizes Anytone to design and manufacture new product bank products for New Trent and (iii) undertakes to sell products produced by Anytone in United States and United Kingdoms on the terms as set forth in the following schedule.

Model	Order Date	Price (USD)	Quantity (SET)	Amount (USD)
8800BD&IMP99D	February to April	24.66	4,500	110,970
8800BD&IMP99D	May to July	24.66	5,500	135,630
8800BD&IMP99D	August to September	24.66	8,500	209,610
8800BD&IMP99D	October to December	24.66	9,000	221,940
M700	April to June	19.00	4,500	85,500
M700	July to September	19.00	6,500	123,500
M700	October to December	19.00	8,000	152,000
Total				1,039,150

New Trent will pay 50% of the payment when the placement order is confirmed by Anytone and the rest of the payment 45 days after the products are shipped by Anytone.

In consideration, Anytone agrees (i) to enter into a Non-Disclosure Agreement with New Trent, (ii) not to sell New Trent’s products to any other market place sellers in United States or United Kingdoms and (iii) not to create or duplicate another design similar to New Trent’s design and sell to other companies.

Pursuant to the Agreement, Anytone will purchase a product insurance to cover all the products shipped to New Trent. Additionally, Anytone will provide a 10-month product warrant, starting from the date New Trent received the shipment. New Trent will be responsible for customer support and making replacement. The Agreement can be terminated by written notice by either party.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement attached to this Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 8.01                        Other Events.

On February 22, 2012, the Company announced that Shenzhen Anytone Technology Co., Ltd. ("Anytone"), a subsidiary of the Company, signed an agreement with New Trent Inc. (“New Trent”) to begin selling products in the US and UK.  A copy of the press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01                       Financial Statements and Exhibits.

(d) Exhibits.

10.1	Product Development Agreement between Shenzhen Anytone Technology Co., Ltd. and New Trent Inc., dated February 20, 2012.

99.1	Press release dated February 22, 2012, issued by New Energy Systems Group.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 23, 2012

NEW ENERGY SYSTEMS GROUP

By:	/s/ Weihe Yu
Weihe Yu
Chief Executive Officer

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